UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-5037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Item 1. Report to Stockholders.

TCM SMALL CAP GROWTH FUND

SEMI-ANNUAL REPORT
TCM Small Cap Growth Fund

March 31, 2007

TCM SMALL CAP GROWTH FUND

May 15, 2007

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Fund”). This is a semi-annual report to shareholders, and the following performance review and financial statements cover the six months ended March 31, 2007, which is the first half of the Fund’s fiscal year.

Performance Overview. The fourth quarter of 2006 rang in the New Year on a positive note, with all equity indexes posting impressive returns regardless of style or market capitalization. For that quarter, the S&P 500 Index was up 6.70% and the Russell 2000 Growth Index was up 8.77%. While we struggled in October as the year’s laggards staged a strong rally, the Fund held its own posting a total return of 7.52% for the quarter, compared to 8.15% for the average manager in the Lipper small cap growth universe. While the prognosticators of 2006 may eventually be right, the often predicted demise of small caps and rise of the blue chips did not happen in the first quarter of 2007. For that period, the Russell 2000 Growth Index posted a return of 2.48% versus 0.64% for the S&P 500 Index. The total return for the Fund for the first quarter was 3.87%, which compares to 3.13% for the average small cap growth manager in the Lipper universe. The Fund’s return for the six months ended March 31, 2007 was 11.68%, which compares to 11.46% for the Russell 2000 Growth Index and 11.52% for the average small cap growth fund in the Lipper universe.

Performance Attribution. The Fund slightly edged out its benchmark and peers for the six months ended March 31, 2007, with the effect of the Fund’s sector weights being neutral and stock selection being slightly positive on a relative basis. The six month period provided very positive absolute gains (over 11%) and the sectors that contributed the most to total return were Information Technology, Industrials, Materials, and Health Care. Cash was the biggest detractor to performance given such a strong market during the period. The top five contributing stocks for the quarter were:

Metal Management (recycler of industrial scrap metal);
Orient-Express Hotels (worldwide luxury hotels);
Ladish (forged/cast metal components for aerospace and industrial markets);
Huron Consulting Group (financial and operational consulting services); and
Hologic (medical imaging systems for women’s healthcare).

We no longer hold Metal Management in the Fund (sold on price target) and have cut back our position sizes in Orient-Express, Ladish and Huron Consulting, also based on these stocks hitting price targets. Hologic is still a significant holding in the portfolio at 1.85% of net assets at April 30, 2007. Regarding significant

TCM SMALL CAP GROWTH FUND

disappointments, several stocks failed to deliver on expected results, including Rackable Systems (high density servers and storage systems), which announced in January that it expected to fall far short of the consensus earnings expectations due to pricing pressures. Lacking confidence in management’s ability to correct that problem in the near term, we sold the stock and it continued to fall in price. Another stock that hurt the portfolio during this reporting period is ArthroCare, a medical company that specializes in minimally invasive surgical devices. The stock was down significantly during the period based on fears of a possible new competitor in one of its primary products, as well as from profit taking. We have been invested in this stock for several years and it has made a significant contribution to our portfolios over that time period. We continue to have confidence in both the company’s fundamentals and the stock’s valuation and have opportunistically added to the position on the price decline.

The impact of the Fund’s sector weights on relative performance during the six months ended March 31, 2007 was in the aggregate neutral. The positive contribution from our overweight in the Materials and Information Technology sectors, as well as our underweight in Financials, was offset by our cash position and changes in our Energy weight over the six month period.

Market Review and Outlook. The stock market failed to follow the script written by most pundits at the end of 2006. Although there was a lot of compression in performance of the overall market based on market cap and style, small cap stocks generally performed better than large cap, and growth stocks outperformed value. The year started out with a nearly 4% correction from overbought conditions created by a strong fourth quarter, and was sparked by Fed commentary that dashed hopes for a rate cut anytime soon. A nice rally (nearly 6%) ensued in February across all benchmarks until the Shanghai stock market plummeted over 9% on February 27. Even though this one day drop followed a big run up in the Chinese market during the first quarter, markets throughout the world reacted strongly and gave back much of the year’s gain over the subsequent week. The Russell 2000 Index dropped 8.4% in six days at the end of February and the first days of March, and yet still did not quite reach the 200 day moving average (meaning the market was quite extended to the upside prior to the bludgeoning). In our opinion this mini-panic had very little to do with fundamentals (economic growth, earnings, interest rates) and more to do with exorcising excessive risk taking. The market then recovered 5.7% into the end of the quarter.

Regarding small cap stocks, following a low quality rally in October 2006, we saw a return to quality during the first quarter with poor performance by the smaller cap and low-quality names. In addition to market cap size, the fastest growing companies in the benchmark were also performance leaders for the quarter. Within

TCM SMALL CAP GROWTH FUND

industry sectors, the top performing sectors based on total return were Materials, Consumer Discretionary, Information Technology and Utilities. The loser for the first quarter of 2007 was the Financial sector which suffered along with the fate of the subprime lenders (which we had no exposure to). We would expect quality and earnings growth to continue to be important for small cap stocks for the remainder of 2007, consistent with credit spreads widening and potential outflows in the small cap exchange traded funds (ETFs), which tend to hurt lower quality stocks.

Going forward, oil prices have gone back up, gasoline is over $3.00/gallon in many areas, commodity prices have resumed their upward trend, housing is still trying to find a bottom, and the economy is gradually slowing. The Fed is on a tenuous holding pattern, hoping that inflation is on a slow glide path down and the economy slows but not below 2% growth. Everyone appears to be focused on whether the economy can maintain its “goldilocks” status where inflation is not too hot and the economy is not too cold. Goldilocks will be nervously checking the porridge quite often we think.

Revenue growth is slowing from the pace we enjoyed the last few years. Profit margins are probably near peak and have more downside than upside, which means earnings growth is also slowing. Valuations are reasonable, however, given the level of long term interest rates. We see the market caught between these conflicting forces going forward unless conditions change, with not a lot of net gain or loss, but could be plenty exciting along the way. That being said, we continue to seek and, in many instances, find good companies with solid earnings growth prospects. The second part of the task, as always, is buying this growth at sustainable valuations.

Performance Information - Average Annual Total Returns for the periods through March 31, 2007

		Since Inception
	One Year	(10/1/2004)
TCM Small Cap Growth Fund	5.98%	22.89%
Russell 2000 Growth Index	1.56%	14.16%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. This data does not reflect a 1% redemption fee on shares held less than 60 days and, if reflected, performance would be lower. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

Total Annual Fund Operating Expenses - 0.97%
(includes 0.02% of Acquired Fund Fees & Expenses*)

TCM SMALL CAP GROWTH FUND

*
Acquired Fund Fees & Expenses are the expenses indirectly incurred by the Fund by investing its cash in unaffiliated money market funds. These expenses are not used to calculate the Fund’s net asset value.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Mutual fund investing involves risk, principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Quasar Distributors, LLC, Distributor (5/07)

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at March 31, 2007

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/2004
Total Assets	$498 million
Total Operating Expenses	0.94%

Top Ten Holdings (% of net assets)
Ansys, Inc.	2.54%	Hologic, Inc.	1.92%
McDermott International, Inc.	2.11%	Core Laboratories N.V.	1.74%
Affiliated Managers Group, Inc.	2.05%	American Medical
Tessera Technologies, Inc.	1.99%	Systems Holdings, Inc.	1.63%
Washington Group		Amphenol Corp. - Class A	1.59%
International, Inc.	1.95%	Callaway Golf Co.	1.55%

SECTOR ALLOCATION at March 31, 2007 (Unaudited)

* Cash equivalents and other assets less liabilities.

Sector allocations and fund holdings are subject to change at any time and are not a recommendation to buy or sell any security.

The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Lipper Small Cap Growth Fund average represents a universe of funds with similar investment objectives. Lipper averages are provided by Lipper Analytical Services, Inc. One cannot invest directly in an index.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/06 - 3/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/01/06	3/31/07	10/01/06 - 3/31/07*
Actual	$1,000	$1,117	$4.93
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.71

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2007 (Unaudited)

Shares		Value
COMMON STOCKS - 95.1%
Aerospace & Defense - 1.0%
45,370	BE Aerospace, Inc.*	$1,438,229
99,330	Ladish Co., Inc.*	3,738,781
		5,177,010
Air Freight & Logistics - 1.0%
210,607	UTI Worldwide, Inc.	5,176,720
Aluminum Foundries - 0.6%
61,482	Novelis, Inc.	2,711,971
Auto Components - 1.0%
224,008	LKQ Corp.*	4,896,815
Capital Markets - 2.7%
94,217	Affiliated Managers
	Group, Inc.*	10,208,412
80,322	Investment Technology
	Group, Inc.*	3,148,622
		13,357,034
Chemicals - 3.0%
142,326	Airgas, Inc.	5,999,041
81,855	OM Group, Inc.*	3,657,281
230,760	RPM International, Inc.	5,330,556
		14,986,878
Commercial Services & Supplies - 3.5%
214,000	American
	Reprographics Co.*	6,589,060
108,805	CoStar Group, Inc.*	4,861,408
142,225	First Advantage Corp.*	3,409,133
195,217	On Assignment, Inc.*	2,422,643
		17,282,244
Communications Equipment - 1.3%
99,518	Ciena Corp.*	2,781,528
350,304	Harmonic, Inc.*	3,439,985
		6,221,513
Construction & Engineering - 6.3%
164,751	Chicago Bridge
	& Iron Co. NV	5,066,093
214,123	McDermott
	International, Inc.*	10,487,745
237,965	Quanta Services, Inc.*	6,001,477
146,101	Washington Group
	International, Inc.*	9,704,028
		31,259,343
Consumer Durables & Apparel - 0.2%
14,589	Garmin Ltd.	789,994
Diversified Telecommunication Services - 1.6%
60,111	Aruba Networks, Inc.*	881,828
309,616	Cogent Communications
	Group, Inc.*	7,316,226
		8,198,054
Electrical Equipment - 1.2%
171,572	Energy Conversion
	Devices, Inc.*	5,994,726
Electronic Equipment & Instruments - 5.7%
122,809	Amphenol Corp. - Class A	7,929,777
188,104	Benchmark
	Electronics, Inc.*	3,886,229
24,426	Dionex Corp.*	1,663,655
31,039	Electro Scientific
	Industries, Inc.*	597,190
119,140	MTS Systems Corp.	4,627,398
204,001	NovAtel, Inc.*	7,560,277
88,927	OSI Systems, Inc.*	2,351,230
		28,615,756
Energy Equipment & Services - 4.1%
103,250	Core Laboratories NV*	8,655,447
97,014	Dril-Quip, Inc.*	4,198,766
224,651	Input/Output, Inc.*	3,095,691
190,112	Tetra Technologies, Inc.*	4,697,668
		20,647,572
Health Care Equipment & Supplies - 11.0%
221,910	Abaxis, Inc.*	5,407,947
49,220	Accuray, Inc.*	1,094,653
382,824	American Medical
	Systems Holdings, Inc.*	8,104,384
131,154	Arrow International, Inc.	4,217,912
194,733	Arthrocare Corp.*	7,018,177
100,098	Cooper Cos, Inc.	4,866,765
84,433	Haemonetics Corp*	3,947,243

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2007 (Unaudited) (Continued)

Shares		Value
Health Care Equipment & Supplies - 11.0% (Continued)
166,187	Hologic, Inc.*	$9,579,019
67,416	Illumina, Inc.*	1,975,289
40,395	SonoSite, Inc.*	1,141,563
170,695	Symmetry Medical, Inc.*	2,787,449
217,786	Wright Medical
	Group, Inc.*	4,854,450
		54,994,851
Health Care Providers & Services - 6.6%
110,185	The Advisory Board Co.*	5,577,565
267,844	HealthExtras, Inc.*	7,708,550
48,330	Healthways, Inc.*	2,259,428
172,827	PSS World Medical, Inc.*	3,653,563
176,053	Psychiatric Solutions, Inc.*	7,096,696
156,676	Sierra Health Services*	6,450,351
		32,746,153
Health Care Technology - 2.4%
190,828	Allscripts Healthcare
	Solutions, Inc.*	5,116,099
333,545	Trizetto Group*	6,674,235
		11,790,334
Hotels, Restaurants & Leisure - 3.6%
95,616	Ambassadors Group, Inc.	3,178,276
176,817	BJ’s Restaurants, Inc.*	3,736,143
104,573	Orient-Express Hotels
	Ltd. - Class A	6,255,557
82,930	Panera Bread Co.*	4,897,846
		18,067,822
Household Durables - 0.5%
151,371	Interface, Inc.	2,420,422
Internet & Catalog Retail - 0.7%
206,269	Gmarket, Inc. - ADR*	3,582,893
Internet Software & Services - 1.0%
146,175	aQuantive, Inc.*	4,079,744
54,829	eCollege.com, Inc.*	984,181
		5,063,925
IT Services - 3.8%
73,901	Alliance Data
	Systems Corp.*	4,553,780
178,885	Euronet Worldwide, Inc.*	4,804,851
256,929	MPS Group, Inc.*	3,635,545
470,190	Tyler Technologies, Inc.*	5,971,413
		18,965,589
Leisure Equipment & Products - 1.6%
490,577	Callaway Golf Co.	7,731,494
Life Science Tools & Services - 1.0%
82,854	Techne Corp.*	4,730,963
Machinery - 3.2%
110,245	ESCO Technologies, Inc.*	4,941,181
56,240	Kadant, Inc.*	1,426,246
75,491	Kennametal, Inc.	5,103,947
343,419	Mueller Water
	Products, Inc - Class B	4,598,380
		16,069,754
Management Consulting Services - 1.2%
100,822	Huron Consulting
	Group, Inc.*	6,134,010
Marine - 1.4%
98,252	American Commercial
	Lines, Inc.*	3,090,026
103,785	Kirby Corp.*	3,630,399
		6,720,425
Metals & Mining - 1.4%
155,591	Metal Management, Inc.	7,188,304
Oil & Gas - 0.2%
36,133	Goodrich
	Petroleum Corp.*	1,215,153
Oil, Gas & Consumable Fuels - 0.7%
185,901	VeraSun Energy Corp.*	3,693,853
Semiconductor & Semiconductor Equipment - 7.0%
141,572	FEI Co.*	5,105,086
266,798	Netlogic
	Microsystems, Inc.*	7,102,163
249,613	Tessera Technologies, Inc.*	9,919,621
295,895	Trident
	Microsystems, Inc.*	5,935,654
294,845	Verigy Ltd*	6,920,012
		34,982,536

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2007 (Unaudited) (Continued)

Shares		Value
Software - 11.7%
111,509	Ansoft Corp.*	$3,528,145
248,966	Ansys, Inc.*	12,640,004
225,273	Concur
	Technologies, Inc.*	3,933,266
227,455	Mentor Graphics Corp.*	3,716,615
128,149	MICROS Systems, Inc.*	6,918,764
400,877	Parametric
	Technology Corp.*	7,652,742
151,620	Quality Systems, Inc.	6,064,800
152,309	SPSS, Inc.*	5,498,355
248,942	Ultimate Software
	Group, Inc.*	6,519,791
49,195	Verint Systems, Inc.*	1,581,619
		58,054,101
Specialty Retail - 2.0%
60,670	Bebe Stores, Inc.	1,054,445
90,290	The Childrens Place
	Retail Stores, Inc.*	5,034,570
72,208	Tractor Supply Co.*	3,718,712
		9,807,727
Trading Companies & Distributors - 0.9%
153,177	Houston Wire
	& Cable Co.*	4,292,020
TOTAL COMMON STOCKS
(Cost $405,986,285)		473,567,959

Par		Value
SHORT-TERM INVESTMENTS - 4.2%
Commercial Paper - 4.2%
$20,755,035	Prudential Funding
	5.28%, 04/02/2007	20,755,035

Shares
Money Market Fund - 0.0%
33,434	SEI Daily Income Trust
	Government Fund	33,434
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,788,469)		20,788,469
TOTAL INVESTMENTS
IN SECURITIES - 99.3%
(Cost $426,774,754)		494,356,428
Other Assets in Excess
of Liabilities - 0.7%		3,426,536
TOTAL NET ASSETS - 100.00%		$497,782,964

* Non-income producing security.
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2007 (Unaudited)

ASSETS
Investments in securities, at value
(cost $426,774,754) (Note 2)	$494,356,428
Cash	4,943
Receivables:
Investment securities sold	5,807,964
Fund shares sold	1,451,972
Dividends and interest	68,430
Prepaid expenses	14,713
Total assets	501,704,450

LIABILITIES
Payables:
Investment securities purchased	2,950,651
Fund shares redeemed	601,044
Investment advisory fees	328,996
Fund accounting fees	7,445
Transfer agent fees	1,661
Administration fees	20,328
Custody fees	8,920
Chief compliance officer fees	833
Other accrued expenses	1,608
Total liabilities	3,921,486
NET ASSETS	$497,782,964
Net asset value, offering and redemption price per share
($497,782,964/15,448,633 shares outstanding; unlimited
number of shares authorized without par value)	$32.22

COMPONENTS OF NET ASSETS
Paid-in capital	$404,972,759
Accumulated net investment loss	(1,246,745)
Accumulated net realized gain on investments	26,475,276
Net unrealized appreciation on investments	67,581,674
Net assets	$497,782,964

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2007 (Unaudited)

INVESTMENT INCOME
Dividends (net of $2,242 foreign withholding tax)	$397,689
Interest	407,819
Total investment income	805,508

EXPENSES (Note 3)
Investment advisory fees	1,755,027
Administration fees	107,195
Custody fees	35,397
Fund accounting fees	35,186
Registration fees	19,325
Miscellaneous expenses	17,329
Transfer agent fees	12,348
Reports to shareholders	10,050
Audit fees	8,458
Trustee fees	7,389
Legal fees	5,947
Insurance expense	3,538
Chief compliance officer fees	2,466
Total expenses	2,019,655
Plus: prior year fees waived subject to recoupment	32,598
Net Expenses	2,052,253
Net investment loss	(1,246,745)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS
Net realized gain on investments	31,273,734
Change in net unrealized appreciation on investments	16,648,289
Net realized and unrealized gain on investments	47,922,023
Net increase in net assets
resulting from operations	$46,675,278

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31,2007	Year Ended
	(Unaudited)	September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(1,246,745)	$(1,646,747)
Net realized gain on investments	31,273,734	8,600,340
Change in net unrealized
appreciation on investments	16,648,289	20,775,342
Net increase in net assets
resulting from operations	46,675,278	27,728,935

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(12,771,028)	(1,549,193)
Total distributions to shareholders	(12,771,028)	(1,549,193)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	79,834,148	180,062,487
Total increase in net assets	113,738,398	206,242,229

NET ASSETS
Beginning of year	384,044,566	177,802,337
End of year	$497,782,964	$384,044,566
Accumulated net investment loss	$(1,246,745)	$—

(a) Summary of capital share transactions is as follows:

	Six Months Ended
	March 31,2007		Year Ended
	(Unaudited)		September 30, 2006
	Shares	Value	Shares	Value
Shares sold	3,541,441	$111,296,684	8,816,186	$259,276,770
Shares issued
in reinvestment
of distributions	395,005	12,517,706	56,527	1,535,291
Shares redeemed (b)	(1,402,656)	(43,980,242)	(2,773,733)	(80,749,574)
Net increase	2,533,790	$79,834,148	6,098,980	$180,062,487

(b) Net of redemption fees of $1,056 and $14,074 respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2007^		2006	2005*
Net asset value, beginning of year	$29.74		$26.09	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08)		(0.13)	(0.11)
Net realized and unrealized
gain on investments	3.54		4.00	6.20
Total from investment operations	3.46		3.87	6.09

LESS DISTRIBUTIONS:
From net realized gain	(0.98)		(0.22)	—
Total distributions	(0.98)		(0.22)	—
Net asset value, end of year	$32.22		$29.74	$26.09
Total return	11.68	%+	14.89%	30.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$497.8		$384.0	$177.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees absorbed or recouped	0.92	%#	0.95%	0.98%
After fees absorbed or recouped	0.93	%#	0.95%	0.95%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees absorbed or recouped	(0.55	)%#	(0.55)%	(0.63)%
After fees absorbed or recouped	(0.56	)%#	(0.55)%	(0.60)%

Portfolio turnover rate	73	%+	109%	138%

^	Unaudited
*	Fund commenced operations on October 1, 2004.
#	Annualized
+	Not Annualized

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - March 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2007, the Fund did not hold fair valued securities.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - March 31, 2007 (Unaudited) (Continued)

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on high cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - March 31, 2007 (Unaudited) (Continued)

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - March 31, 2007 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. For the six months ended March 31, 2007, the Fund incurred $1,755,027 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The Advisor’s contract term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At March 31, 2007, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $0.

For the six months ended March 31, 2007, fees of $32,598 waived by the Advisor in 2005 were recouped.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - March 31, 2007 (Unaudited) (Continued)

Under $150 million	$55,000
$150 to $300 million	0.06% of average daily net assets
$300 to $650 million	0.05% of average daily net assets
Over $650 million	0.04% of average daily net assets

For the six months ended March 31, 2007, the Fund incurred $107,195 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended March 31, 2007, the Fund was allocated $2,466 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2007, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $367,279,968 and $308,188,999, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2007.

The cost basis of investments for federal income tax purposes at March 31, 2007 was as follows:

Cost of investments (a)	$428,879,598
Gross tax unrealized appreciation	75,565,142
Gross tax unrealized depreciation	(10,088,312)
Net tax unrealized appreciation	$65,476,830

(a)
At March 31, 2007, the difference between the basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for income tax purposes.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - March 31, 2007 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended March 31, 2007 and the year ended September 30, 2006 was as follows:

	March 31, 2007	September 30, 2006
Distributions paid from:
Ordinary income	$—	$1,548,387
Long-term capital gain	12,771,028	806
	$12,771,028	$1,549,193

As of September 30, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation	$48,728,541
Undistributed ordinary income	—
Undistributed long-term capital gain	10,177,414
Total distributable earnings	10,177,414
Total accumulated gains	$58,905,955

NOTE 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Fund a credit facility for the purpose of purchasing portfolio securities. During the six months ended March 31, 2007 the Fund did not draw on the line of credit and there were no loan payable balances for the Fund at March 31, 2007.

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on From N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

Investment Advisor
Tygh Capital Management, Inc.
1211 SWFifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TCM Small Cap Growth Fund
Symbol - TCMSX
CUSIP - 742935455

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)*   /s/ Robert M. Slotky
Robert M. Slotky, President

Date  June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Robert M. Slotky
Robert M. Slotky, President

Date  June 7, 2007

By (Signature and Title)*   /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  June 7, 2007

* Print the name and title of each signing officer under his or her signature.